INVESTMENT PORTFOLIO (UNAUDITED)

MARCH 31, 2006                                    RESTORATION OPPORTUNITIES FUND

PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------                                                -----------

CORPORATE NOTES AND BONDS - 41.7%

CABLE - US CABLE - 2.7%
  2,000,000   CCH I LLC
                 Senior Secured Notes,
                 11.00%, 10/01/15                                     1,672,500
                                                                    -----------
FINANCIAL - 3.1%
  5,775,000   FINOVA Group, Inc. (The)
                 Senior Secured Notes,
                 7.50%, 11/15/09                                      1,949,063
                                                                    -----------
FOOD AND DRUG - 1.8%
  1,000,000   Cinacalcet Royalty Sub LLC
                 Senior Secured Notes,
                 8.00%, 03/30/17                                      1,145,000
                                                                    -----------
HOUSING - 1.6%
  1,000,000   MMI Products Inc.
                 Senior Subordinated Notes,
                 Series B,
                 11.25%, 04/15/07                                       990,000
                                                                    -----------
MANUFACTURING - 1.6%
  1,000,000   Broder Brothers Co.
                 Senior Notes, Series B,
                 11.25%, 10/15/10                                     1,000,000
                                                                    -----------
RETAIL - 4.2%
  3,000,000   Blockbuster, Inc.
                 Senior Subordinated Notes,
                 9.75%, 09/01/12 (a) (b)                              2,640,000
                                                                    -----------
SERVICE - ENVIRONMENTAL SERVICES - 3.2%
  2,000,000   HydroChem Industrial Services, Inc.
                 Senior Subordinated Notes,
                 9.25%, 02/15/13 (a)                                  1,995,000
                                                                    -----------
SERVICE - OTHER SERVICES - 2.0%
  1,300,000   La Petite Academy, Inc., Series B,
                 10.00%, 05/15/08                                     1,261,000
                                                                    -----------
TELECOMMUNICATIONS - 14.6%
  1,250,000   Grande Communications
                 Holdings, Inc., Secured Notes,
                 14.00%, 04/01/11                                     1,262,500
 11,500,000   Triton PCS, Inc.
                 8.75%, 11/15/11                                      7,863,125
                                                                    -----------

                                                                      9,125,625
                                                                    -----------
UTILITIES - 3.3%
  5,000,000   Enron Corp.
                 Senior Unsecured Notes,
                 6.63%, 11/15/05 (c)                                  2,062,500
                                                                    -----------
WIRELESS COMMUNICATIONS - 3.6%
  2,500,000   Clearwire Corp.
                 Senior Unsecured Notes,
                 11.00%, 08/01/10                                     2,259,600
                                                                    -----------
              TOTAL CORPORATE NOTES AND BONDS
                 (COST $26,443,930)                                  26,100,288
                                                                    -----------

PRINCIPAL AMOUNT ($)                                                 VALUE ($)
--------------------                                                -----------

VARIABLE RATE SENIOR LOAN NOTES (d) - 31.4%

CABLE - US CABLE - 2.6%
  1,513,474   Knology, Inc.
                 Second Lien Term Loan,
                 14.66%, 06/29/11                                     1,649,687
                                                                    -----------
FOOD AND DRUG - 0.7%
  1,525,000   Nellson Nutraceutical, Inc.
                 Second Lien Term Loan,
                 13.75%, 04/04/10                                       437,164
                                                                    -----------
GAMING/LEISURE - GAMING - 3.9%
  2,405,287   Resorts International Holdings Ltd.
                 Second Lien Term Loan,
                 12.48%, 04/26/13                                     2,423,327
                                                                    -----------
HOUSING - BUILDING MATERIALS - 7.5%
  4,671,507   Trussway Industries, Inc.
                 Term Loan,
                 10.61%, 05/31/06 (e) (f)                             4,671,507
                                                                    -----------
SERVICE - ENVIRONMENTAL SERVICES - 12.7%
              Safety-Kleen Systems, Inc.
 10,000,000      Term Loan, 12/24/08 (g)                              3,450,000
 13,000,000      Term Loan, 12/31/09 (g)                              4,485,000
                                                                    -----------
                                                                      7,935,000
                                                                    -----------
TRANSPORTATION - AUTO - 4.0%
  2,022,831   Motor Coach Industries
                 International, Inc.
                 Second Lien Term Loan,
                 13.19%, 12/01/08                                     1,984,903
              Penda Corp.
    689,488      Revolver, 10.45%, 06/30/06 (h)                         310,269
    515,280      Tranche A Term Loan,
                 10.45%, 06/30/06                                       231,876
                                                                    -----------
                                                                      2,527,048
                                                                    -----------
              TOTAL VARIABLE RATE SENIOR LOAN NOTES
                 (COST $18,168,617)                                  19,643,733
                                                                    -----------

  SHARES
  ------

COMMON STOCKS (i) - 21.2%

ENERGY - EXPLORATION & PRODUCTION - 3.7%
     28,000   EXCO Resources, Inc.                                      350,840
    108,000   Key Energy Services, Inc.                               1,647,000
      9,000   Trico Marine Services, Inc.                               290,700
                                                                    -----------
                                                                      2,288,540
                                                                    -----------
HOUSING - BUILDING MATERIALS - 5.6%
     70,329   Trussway Industries, Inc. (e) (f)                       3,519,966
                                                                    -----------
METALS/MINERALS - STEEL - 0.9%
     16,591   James River Coal Co.                                      563,596
                                                                    -----------
RETAIL - 6.3%
 12,265,769   Home Interiors & Gifts, Inc. (e)                        3,925,046
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                                1

MARCH 31, 2006                                    RESTORATION OPPORTUNITIES FUND

  SHARES                                                             VALUE ($)
  ------                                                            -----------

COMMON STOCKS (CONTINUED)

UTILITIES - 4.7%
    118,109   Mirant Corp.                                            2,952,714
                                                                    -----------
              TOTAL COMMON STOCKS
                 (COST $9,243,442)                                   13,249,862
                                                                    -----------
   UNITS
   -----

WARRANTS (i) - 0.5%

CABLE - US CABLE - 0.0%
              Grande Communications
      1,250   Holdings, Inc., expires 04/01/11                               13
                                                                    -----------
WIRELESS COMMUNICATIONS - 0.5%
    200,000   Clearwire Corp., expires 08/15/10                         336,600
                                                                    -----------

              TOTAL WARRANTS
                 (COST $374,013)                                        336,613
                                                                    -----------

CLAIMS (i) (j) - 0.2%

UTILITIES - 0.2%
  2,400,000   Mirant Corp.                                              132,000
                                                                    -----------

              TOTAL CLAIMS
                 (COST $0)                                              132,000
                                                                    -----------

TOTAL INVESTMENTS - 95.0%                                            59,462,496
  (Cost of $54,230,002) (k)                                         -----------

PREFERRED SHARES AT LIQUIDATION VALUE - (0.6)%                         (411,000)
                                                                    -----------

OTHER ASSETS & LIABILITIES, NET - 5.6%                                3,520,062
                                                                    -----------

NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS - 100.0%                                                62,571,558
                                                                    ===========

----------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At March 31, 2006, these securities amounted to $4,635,000 or 7.4% of net assets applicable to common shareholders. These securities have been determined by the investment adviser to be liquid securities.

(b) Multi-Coupon. A bond that pays an initial coupon rate for the first period and then higher coupon rates for the following periods until maturity. The coupon rate will be 9.75% until September 1, 2012 and 10.00% thereafter.

(c)   This issue is under the protection of the Federal bankruptcy court.

(d) Senior loans in which Restoration Opportunities Fund (the "Fund") invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or
      (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2006. Senior loans, while exempt from registration under the Security Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(e) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(f)   Affiliated issuer and represents an illiquid security. (See Notes 9 and
      10)

(g) This position has not settled. Contract rate does not take effect until settlement date.

(h)   Additional unfunded commitment. (See Note 8).

(i)   Non-income producing security.

(j) Security is the result of company restructuring that will be converted into equity upon the completion of court proceedings.

(k)   Cost for Federal income tax purposes is $54,230,002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                                2

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

MARCH 31, 2006 (UNAUDITED)                        RESTORATION OPPORTUNITIES FUND

                                                                                                    ($)
-----------------------------------------------------------------------------------------------------------
ASSETS:
   Unaffiliated issuers, at value (Cost $47,915,284)                                             51,271,023
   Affiliated issuer, at value (Cost $6,314,718)                                                  8,191,473
                                                                                                -----------
   Total investments, at value (Cost $54,230,002)                                                59,462,496
   Cash                                                                                           7,223,840
   Receivable for:
      Investments sold                                                                            3,365,654
      Interest and fees                                                                           1,106,469
   Offering costs (Note 2)                                                                           26,341
                                                                                                -----------
         Total assets                                                                            71,184,800

LIABILITIES:
   Accumulated undeclared distributions to preferred shareholders (Note 2)                            8,287
   Net discount and unrealized appreciation on unfunded transactions (Note 10)                       13,639
   Payable for:
      Investments purchased                                                                       7,298,154
      Investment advisory fee (Note 4)                                                              224,675
      Carried interest fee (Note 4)                                                                 583,801
Accrued expenses and other liabilities                                                               73,686
Series P preferred shares ($1,000 net asset and liquidation value per share subject to an
  aggregate of 411 shares issued and outstanding) liquidation value                                 411,000
                                                                                                -----------
         Total liabilities                                                                        8,613,242
                                                                                                -----------
NET ASSETS APPLICABLE TO COMMON SHARES                                                           62,571,558
                                                                                                ===========

COMPOSITION OF NET ASSETS
   Par value of common shares (Note 1)                                                                5,557
   Paid-in capital in excess of par value of common shares                                       56,512,494
   Undistributed net investment income                                                              835,836
   Accumulated net realized loss on investments                                                      (7,384)
   Net unrealized appreciation on investments and unfunded transactions                           5,225,055
                                                                                                -----------
NET ASSETS APPLICABLE TO COMMON SHARES, AT VALUE                                                 62,571,558
                                                                                                ===========

CLASS Z COMMON SHARES
   Net assets                                                                                    62,571,558
   Shares outstanding (unlimited shares authorized)                                               5,557,454
   Net asset value, offering and redemption price per share (Net assets/Shares outstanding)           11.26

3    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE THREE MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                  RESTORATION OPPORTUNITIES FUND

                                                                                                    ($)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest from unaffiliated issuers                                                             1,619,857
   Interest from affiliated issuer (Note 9)                                                         122,858
   Dividends                                                                                         36,281
                                                                                                -----------
      Total investment income                                                                     1,778,996

EXPENSES
   Investment management fee (Note 4)                                                               224,675
   Carried interest fees (Note 4)                                                                   583,801
   Administration and accounting services fee                                                        40,208
   Transfer agent fee                                                                                 7,034
   Professional fees                                                                                  7,101
   Trustees' fees (Note 4)                                                                           10,338
   Custody fee                                                                                          933
   Offering costs (Note 2)                                                                           50,443
   Reports to shareholders                                                                            1,088
   Other expenses                                                                                     5,614
                                                                                                -----------
      Net expenses                                                                                  931,235
                                                                                                -----------
   Net investment income                                                                            847,761
                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                                 182,616
   Net change in unrealized appreciation on investments                                           2,341,578
   Net change in unrealized appreciation on unfunded transactions (Note 10)                          13,752
                                                                                                -----------
   Net gain                                                                                       2,537,946
                                                                                                -----------

UNDECLARED DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income                                                                        (8,107)
                                                                                                -----------
   Net increase in net assets, applicable to common shareholders                                  3,377,600
                                                                                                ===========

4    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

                                                                                    PERIOD ENDED     PERIOD ENDED
                                                                                   MARCH 31, 2006    DECEMBER 31,
                                                                                   (UNAUDITED) ($)    2005(a) ($)
                                                                                   ---------------   ------------
INCREASE IN NET ASSETS:

OPERATIONS
Net investment income from unaffiliated and affiliated issuers                             847,761      1,996,626
Net realized gain on investments from unaffiliated and affiliated issuers                  182,616        598,146
Net change in unrealized appreciation on investments and unfunded transactions           2,355,330      2,869,725
Distributions and undeclared distributions to preferred shareholders from net
  investment income                                                                         (8,107)       (20,539)
                                                                                   ---------------   ------------
  Net increase from operations                                                           3,377,600      5,443,958
                                                                                   ---------------   ------------

DISTRIBUTIONS DECLARED TO COMMON STOCK SHAREHOLDERS
Class Z
  From net investment income                                                                    --     (2,035,187)
  From return of capital                                                                        --        (51,333)
  From capital gains                                                                            --       (860,653)
                                                                                   ---------------   ------------
  Total distributions declared to common shareholders                                           --     (2,947,173)
                                                                                   ---------------   ------------

SHARE TRANSACTIONS FROM COMMON SHARES
Class Z
  Subscriptions                                                                                 --     53,750,000
  Distributions reinvested                                                                      --      2,947,173
                                                                                   ---------------   ------------
  Net increase from share transactions from common shares                                       --     56,697,173
                                                                                   ---------------   ------------
  Total increase in net assets from common shares                                        3,377,600     59,193,958
                                                                                   ---------------   ------------

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                                                                     59,193,958             --
End of period (including undistributed and overdistributed net investment income
  of $835,836 and $(3,818), respectively)                                               62,571,558     59,193,958
                                                                                   ===============   ============

CHANGE IN COMMON SHARES
Class Z
  Subscriptions                                                                                 --      5,280,725
  Issued for distributions reinvested                                                           --        276,729
                                                                                   ---------------   ------------
  Net increase in common shares                                                                 --      5,557,454

----------
(a) Restoration Opportunities Fund commenced investment operations on May 18, 2005.

5    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE THREE MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                  RESTORATION OPPORTUNITIES FUND

                                                                                                   ($)
-----------------------------------------------------------------------------------------------------------
DECREASE IN CASH:

CASH FLOWS USED FOR OPERATING ACTIVITIES
   Net investment income                                                                            847,761

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED FOR OPERATING ACTIVITIES
   Purchase of investments securities                                                           (14,054,497)
   Proceeds from disposition of investment securities                                            11,577,981
   Increase in interest and fees receivable                                                        (233,798)
   Increase in receivable for investments sold                                                   (3,365,654)
   Decrease in other assets                                                                          50,443
   Net amortization of premium (discount)                                                          (448,633)
   Increase in payable for investments purchased                                                  4,935,654
   Decrease in payable for accrued affiliated expenses                                             (313,096)
   Decrease in other expenses and liabilities                                                      (321,600)
                                                                                                -----------
      Net cash flow used for operating activities                                                (1,325,439)
                                                                                                -----------
      Net decrease in cash                                                                       (1,325,439)

CASH
   Beginning of the period                                                                        8,549,279
   End of the period                                                                              7,223,840
                                                                                                ===========

6    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  RESTORATION OPPORTUNITIES FUND

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:

                                                                       PERIOD ENDED       PERIOD ENDED
                                                                      MARCH 31, 2006      DECEMBER 31,
CLASS Z SHARES PER SHARE OPERATING PERFORMANCE:                         (UNAUDITED)         2005 (a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $        10.65      $      10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                           0.15              0.38
Net realized and unrealized gain on investments                                 0.46              0.83

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Dividends from net investment income to preferred shareholders                    --                --(b)
                                                                      --------------      ------------
Total from investment operations, applicable to common shareholders             0.61              1.21

LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                        --             (0.39)
From return of capital                                                            --             (0.01)
From net realized gains                                                           --             (0.16)
                                                                      --------------      ------------
Total distributions declared to common shareholders                               --             (0.56)

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $        11.26      $      10.65
Total return(c)                                                                 5.43%(d)         12.08%(d)
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

COMMON SHARE INFORMATION AT PERIOD END:
Net assets, end of period (000's)                                     $       62,572      $     59,194
Ratios based on net assets of common shares
   Net expenses                                                                 6.17%             5.90%
   Net investment income(e)                                                     5.62%             6.48%

COMMON AND PREFERRED SHARE INFORMATION AT PERIOD END:
Ratios based on net assets of common and preferred shares
   Net expenses                                                                 6.17%             5.85%
   Net investment income                                                        5.53%             6.37%
   Portfolio turnover rate                                                     20.02%(d)         50.37%(d)

PREFERRED SHARE INFORMATION AT PERIOD END:
Aggregate amount outstanding, end of period (000's)                   $          411      $        411
Asset coverage per share (f)                                          $      153,242      $    145,024

----------
(a) Restoration Opportunities Fund commenced investment operations on May 18, 2005.

(b)   Represents less than $0.005 per common share equivalent.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Net investment income ratio does not reflect distributions and undeclared distributions, to Preferred Shareholders. The ratio reflecting such payment was 5.57% for the period ended March 31, 2006 and 6.42% for the period ended December 31, 2005.

(f) Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred shares divided by the total number of Preferred shares outstanding at the end of the period.

                             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   1

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

March 31, 2006                                    Restoration Opportunities Fund

NOTE 1. ORGANIZATION

Restoration Opportunities Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a nondiversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks to achieve high total returns, while minimizing losses.

COMMON SHARES

The Fund may issue an unlimited number of Common Shares, par value $0.001 per share. The Common Shares will continuously offer a single class, Class Z, only to investors that are both accredited investors and qualified clients on a private placement basis.

PREFERRED SHARES

The Fund is authorized to issue up to 5,000 shares of Series P Preferred Shares ("Series P Shares"). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the "Liquidation Preference") plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund's operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated but unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%.

The Fund is also authorized to issue one share of Series S Preferred Shares ("Special Share"). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the Investment Management Agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share ("Preferred Shares") unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of March 31, 2006, Special Share had not been issued.

The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

FUND VALUATION

The net asset value of the Fund's Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Investment Adviser or the Board of Trustees, in accordance with the valuation policies and guidelines approved from time to time by the Board of Trustees. The net asset value is calculated by dividing the value of the Fund's net assets attributable to Common Shares by the numbers of Common Shares outstanding. The value of the Fund's net assets available to Common Shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, and (ii) the aggregate liquidation value of its Preferred Shares.

March 31, 2006                                    Restoration Opportunities Fund

SECURITY VALUATION

In computing the Fund's net assets attributable to common shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be priced by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities accurring between the time when market price is determined and calculation of the Fund's net asset value) such securities are valued at their fair value, as determined by the Investment Adviser in good faith in accordance with procedures approved by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgement of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchased agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4 pm London Time Spot Rate.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FOREIGN CURRENCY

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are distributed each year based on the criteria set forth. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Dividends to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain dividends, deemed capital gain dividends, ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total dividends paid during the taxable year. The Fund will not declare or pay any dividend with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend. Holders of common shares are expected to agree to reinvest all distributions.

OFFERING COSTS

Certain  costs  incurred  in  connection   with  the  Fund  offering  have  been
capitalized and are being amortized on a straight-line basis over one year, beginning on the

March 31, 2006                                    Restoration Opportunities Fund

commencement of operations of the Fund. All such costs are expensed on the Statement of Operations. The Investment Adviser has paid these costs directly and the Fund will reimburse them.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

---------------------------------------------
                                      2005
                                      ----
Distributions paid from:
   Ordinary income*                $2,916,379
   Long-term capital gains                 --
   Return of Capital                   51,333
---------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2005, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

---------------------------------------------------------------
Accumulated
  Capital      Undistributed    Undistributed
 and Other       Ordinary         Long-term      Net Unrealized
  Losses          Income        CapitaL Gains     Appreciation*
-----------    -------------    -------------    --------------
$  (262,500)   $          --    $          --    $    2,963,416
---------------------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

----------------------------------------------
Unrealized appreciation          $  7,619,249
Unrealized depreciation            (2,386,755)
                                 ------------
  Net unrealized appreciation    $  5,232,494
----------------------------------------------

NOTE 4. INVESTMENT MANAGEMENT, CARRIED INTEREST, TRUSTEE, AND OTHER FEES

INVESTMENT MANAGEMENT FEE

Highland Capital Management, L.P. ("Investment Adviser") is the investment adviser to the Fund and receives an investment management fee of 1.5% per year, calculated and paid quarterly in arrears, of the aggregate Net Asset Value of the Fund ("Net Asset Value"). Net Asset Value shall mean the market value of all liquid securities at he time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered "illiquid" if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the Investment Adviser's being an affiliate of the issuer on behalf of the Investment Adviser's clients or possess inside information regarding such issuer.

CARRIED INTEREST FEE

The Carried Interest is paid as a fee pursuant to the Investment Management Agreement. The Carried Interest is an amount accrued monthly and payable annually, as of December 31 of each year, to the Investment Adviser based on 20% of the Fund's realized and unrealized cumulative total return on assets attributable to the Common Shares and Special Share. If there is a positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is a negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full ("High Watermark Provision"). For purposes of all Carried

March 31, 2006                                    Restoration Opportunities Fund

Interest calculation, illiquid assets, as defined for purposes of the Management Fee, is valued at the lesser of cost or fair market value, as determined by the Investment Adviser in good faith.

FEES PAID TO TRUSTEES

The Fund pays no compensation to its Trustee who is an interested person of the Fund and an employee of the Investment Adviser. The Fund pays each Trustee, who is not an interested person (as defined in the 1940 Act) of the Fund, an annual retainer of $10,000 per year for services provided as a Trustee of the Fund.

NOTE 5. PORTFOLIO INFORMATION

For the period ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $14,054,497 and $11,577,981, respectively.

NOTE 6. PERIODIC REPURCHASE OFFERS

Commencing approximately one year after the Common Shares are first issued, the Fund intends to make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months ("Repurchase Offers").

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans") the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities ("Borrowers"). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At March 31, 2006, there were no Senior Loans purchased by the Fund on a participation basis.

NOTE 8.  UNFUNDED LOAN COMMITMENTS

As of March 31, 2006, the Fund had an unfunded loan commitment of $24,798, which could be extended at the option of the Borrower, pursuant to the following loan agreement:

--------------------------------------
                         UNFUNDED LOAN
BORROWER                   COMMITMENT
--------                 -------------
Penda Corp.                  $ 24,798
--------------------------------------

NOTE 9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSURERS.

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At March 31, 2006, the Fund owned 70,329 common shares of Trussway Industries, Inc. purchased at a cost of $1,643,211 and having a market value of $3,519,966. In addition, the Fund owned $4,671,507 of principal of Trussway Industries, Inc., purchased at a cost of $4,671,507 and having a market value of $4,671,507. Trussway Industries, Inc. generated interest income of $122,858 during the period ended March 31, 2006.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund's portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

NON-PAYMENT RISK

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

CREDIT RISK

Investments rated below investment grade are commonly referred to as high-yield, high risk or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

March 31, 2006                                    Restoration Opportunities Fund

ILLIQUIDITY OF INVESTMENTS

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their value or the amount paid for by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale of the Fund and other factors. Furthermore, the nature of the Fund's investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

TROUBLED, DISTRESSED OR BANKRUPT COMPANIES

The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

CARRIED INTEREST RISK

The Carried Interest may create an incentive for the Investment Adviser or its Affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund's investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.

FOREIGN SECURITIES

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund's portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

SIGNIFICANT SHAREHOLDER

At March 31, 2006, 2 shareholders owned 100.00% of the net assets applicable to common shares. The Fund will not accept any other subscription of common shares without the consent of the Board of Trustees and the written consent of the significant shareholder.

INDEMNIFICATION

Under the Fund's organizational documents, the Fund will indemnify the Trustees, officers and the Investment Adviser and any other officer, director, member, manager, employee, stockholder, assign, representative, agent or affiliate of any such person with respect to any act or omission as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to identification was brought that such an indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Fund nor parties to the proceeding, that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification. A successful claim for indemnification could reduce the Fund's assets available for distribution to the shareholders.